Business Combination	6 Months Ended
Sep. 30, 2025
Business Combination [Abstract]
Business Combination

Note 4 — Business Combination

— Acquisition of 2Game

On July 31, 2022, GCL Global SG entered into a share purchase agreement (the “SPA”) with three unrelated parties to acquire a 51% equity interest in 2Game. 2Game, incorporated in Hong Kong, primarily engages in the distribution of game codes and other related consumer items. Pursuant to the SPA, the Company is obligated to pay an aggregate of up to $6,120,000 consideration which consist of following five tranches to the aforementioned three parties upon certain conditions are met.

●	Tranche 1 — A cash consideration of $6,550 is to be paid upon the completion of the acquisition of 2Game.

●	Tranche 2 — A consideration of $2,993,450, comprised of 67% in cash and 33% in shares, is to be issued upon the successful listing on the US capital market.

●	Tranche 3 — A consideration of $800,000, comprising 67% in cash and 33% in shares, is to be paid upon 2Game’s achievement in a gross revenue target of $19,400,000 and a Net Profit After Tax (NPAT) of $714,273 for the fiscal year ending March 31, 2023.
●	Tranche 4 — A consideration of $1,000,000, comprising 67% in cash and 33% in shares, is to be paid upon 2Game’s achievement in a gross revenue target of $31,072,773 and an NPAT of $893,201 for the fiscal year ending March 31, 2024.

●	Tranche 5 — A consideration of $1,320,000, comprising 67% in cash and 33% in shares, is to be paid upon 2Game’s achievement in a gross revenue target of $37,852,287 and an NPAT of $1,238,956 for the fiscal year ending March 31, 2025

Under Tranche 3 to 5, in the event that either one or both the gross revenue and NPAT are below the gross revenue target and NPAT target, the consideration shares shall be reduced on a pro rata basis.

Additionally, in the event of 2Game’s net profit after tax (“NPAT”) is in excess of the NPAT target set out in financial performance milestones, the above mentioned third parties shall be entitled to the additional cash and shares consideration (“Outperformance Consideration”).

On October 17, 2023, parties, through a contract addendum, changed the consideration payment schedule to the following:

●	Tranche 2 — A consideration of $2,993,450, comprised of 100% in shares, is to be issued upon the successful listing on the US capital market.

●	Tranche 4 — A consideration of $1,000,000, comprising 100% in cash, is to be paid upon 2Game’s achievement in a gross revenue target of $31,072,773 and an NPAT of $893,201 for the fiscal year ending March 31, 2024.

●	Tranche 5 — A consideration of $1,320,000, comprising 100% in shares, is to be paid upon 2Game’s achievement in a gross revenue target of $37,852,287 and an NPAT of $1,238,956 for the fiscal year ending March 31, 2025.

On December 29, 2024, parties, through another addendum, changed the consideration payment schedule.

●	Tranche 2 — A consideration of $2,993,450, comprised of 10% in cash and 90% in shares, is to be issued upon the successful listing on the US capital market.

On August 12, 2025, parties entered into an addendum (“Final Addendum”) to the existing share purchase agreements to provide a final and conclusive settlement (“Final Settlement”) of the share-based consideration previously issued to the sellers in connection with the 2Game acquisition. The addendum establishes a limited price-protection mechanism, subject to a cap of $5,137,569, based on certain market conditions of the Company’s shares. The addendum further provides that the sellers irrevocably waive and release all claims against the Company and its affiliates arising from the prior share purchase agreements, while preserving the Company’s rights under those agreements, and constitutes a full and final settlement of all legacy rights and obligations relating to the share consideration.

As of the date of issuance of these unaudited condensed consolidated financial statements, the Company has achieved or partially achieved the milestones associated with Tranches 1 through 5 and Final Settlement. The corresponding cash or share consideration for Tranches 1 through 5 and final settlement of the share-based consideration has been fully settled.

The Company’s acquisition of 2Game was accounted for as a business combination in accordance with ASC 805. The Company has allocated the purchase price of 2Game based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the business combination standard issued by the FASB using the fair value approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed, and intangible assets identified as of the acquisition date. Acquisition-related costs incurred for the acquisitions amounted to $78,254 and have been expensed as incurred in general and administrative expenses.

The Company concluded that the acquisition of 2Game was not significant based on assessments using the income test, asset test, and investment test pursuant to S-X Rule 3-05. Pursuant to ASC 805-10-50-2 (h). the unaudited pro forma information of the Company for the year ended March 31, 2023 set forth below gives effect to the business combination as if it had occurred on April 1, 2022 and combines the results of operations of the Company since then. The unaudited pro forma information is presented after applying the Company’s accounting policies and elimination intra-entity transactions, as applicable. The unaudited pro forma information does not include any impact of transaction synergies and is presented for informational purposes only and is not necessarily indicative of the results of operations that would actually have been occurred had the business combination been consummated as of that time or that may result in the future:

	For the Year ended March 31,	For the Year ended March 31,
	2023	2022
Unaudited pro forma revenue	$77,444,155	$65,827,057
Unaudited pro forma net income	$2,140,643	$4,586,525

Cash	$6,550
* Contingent consideration for acquisition	3,360,848
Total consideration at fair value	$3,367,398

*	As of the acquisition date of 2Game, the fair value of the contingent consideration for acquisition was determined to be $3,360,848, which included approximately $55,000 outperformance consideration. Subsequently, the change of fair value of the contingent consideration for acquisition amounted to a loss $79,441 and $270,615 for the six months ended September 30, 2025 and 2024, respectively. As September 30, 2025, the fair value of contingent consideration for acquisition amounted to $1,121,726. As March 31, 2025, the fair value of contingent consideration for acquisition amounted to $1,121,006.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition of 2Game:

Fair value as of acquisition date
Total consideration	$3,367,398
Non-controlling interest	2,590,000
Less: net assets of 2Game:
Cash	428
Prepayments	7,338
Intangible assets	4,742,000
Total assets	4,749,766
Accounts payable	(33,382)
Deferred tax liability	(806,140)
Total liabilities	(839,522)
Total net assets of 2Game	3,910,244
Goodwill	$2,047,154

The purchase price was allocated to the identifiable intangible assets acquired and liabilities assumed based on their acquisition date estimated fair values. The identifiable intangible assets principally included customer relationships, with estimated useful lives of 4.6 years based on the expected future economic benefit of the assets and are being amortized over the estimated useful life in proportion to the economic benefits consumed using the straight-line method.

The Company, with the assistance of a third-party appraiser, assessed the fair value of the 100% equity interest, identifiable intangible assets acquired, and noncontrolling interest in 2Game through using income approach based on the following factors: (a) assumptions on the market and the asset that are considered to be fair and reasonable; (b) financial performance that shows a consistent trend of the operation; (c) consideration and analysis on the micro and macro economy affecting the subject asset; (d) analysis on tactical planning, management standard and synergy of the subject assets; (e) analytical review of the subject asset; and (f) assessment of the leverage and liquidity of the subject asset. The significant assumption being used by the Company includes financial forecast, discount rate and attribution rate.

The fair value of the non-controlling interest in 2Game’s was measured based on significant inputs that are not observable in the market and thus represents a Level 3 measurement. Key assumption includes adjustments because of the lack of control that market participants would consider when estimating the fair value of the noncontrolling interest in 2Game.

The fair value of client relationships was estimated using a multi-period excess earnings method. To calculate fair value, the Company estimated the attribution rate and used cash flows discounted at a rate considered appropriate given the inherent risks associated with each client grouping.

The goodwill is not deductible for income tax purposes and is related primarily to the expected synergies from combining the operations into the Company’s console games business.

— Acquisition of Ban Leong

On April 30, 2025, Epicsoft Asia made a voluntary conditional cash offer to acquire 100% of the issued shares of Ban Leong at an offer price of SGD $0.6029 per share (approximately US$0.4484). The total offer consideration (“Offer Consideration”) was approximately US$50.5 million, which was financed through a secured term loan facility from Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “HSBC term loan facility”) and the Company’s cash on hand. The HSBC term loan facility is secured by all assets of GCL Global SG, has a tenure of five years, bears a floating interest rate ranging from 2.5% to 7.5%, and requires quarterly repayments, with the final installment due in May 2030.

The acquisition became effective on May 27, 2025 (“Acquisition Date”), when Epicsoft Asia received valid acceptances representing approximately 50.9% of Ban Leong’s total issued share capital, at which time the Company obtained control of Ban Leong and the business combination was deemed consummated. Purchase consideration of approximately US$25,716,146 was utilized on the Acquisition Date to acquire this controlling equity interest. The remaining portion of the total Offer Consideration was subsequently utilized to acquire the remaining equity interests in Ban Leong as additional acceptances were received following the Acquisition Date.

On July 2, 2025, Epicsoft Asia announced the successful close of its voluntary unconditional cash offer, having received valid acceptances for 104,122,998 ordinary shares, representing 96.59% of Ban Leong’s total issued share capital. As acceptances exceeded 90%, Epicsoft Asia exercised its right of compulsory acquisition under the Companies Act 1967 of Singapore. Ban Leong was officially delisted from the SGX-ST effective August 26, 2025. As of September 30, 2025, Ban Leong is a wholly-owned subsidiary of Epicsoft Asia.

Ban Leong is a leading Singapore-based distributor of IT hardware, gaming components, and smart technology, with operations across Singapore, Malaysia, and Thailand. Ban Leong serves as an authorized distributor for major brands such as Razer, NVIDIA, and Samsung. The acquisition aligns with the Company’s strategy to expand its bundled gaming product offerings and enhance its distribution network in Asia.

The Company’s acquisition of Ban Leong was accounted for as a business combination in accordance with ASC 805. The Company has allocated the purchase price of Ban Leong based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the business combination standard issued by the FASB using the fair value approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed, and intangible assets identified as of the acquisition date. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expenses.

The Company concluded that the acquisition of Ban Leong was significant based on assessments using the income test, asset test, and investment test pursuant to S-X Rule 3-05. Pursuant to ASC 805-10-50-2 (h). the unaudited pro forma information of the Company for the six months ended September 30, 2025 and 2024 set forth below gives effect to the business combination as if it had occurred on April 1, 2024 and combines the results of operations of the Company since then. The unaudited pro forma information is presented after applying the Company’s accounting policies and elimination intra-entity transactions, as applicable. The unaudited pro forma information does not include any impact of transaction synergies and is presented for informational purposes only and is not necessarily indicative of the results of operations that would actually have been occurred had the business combination been consummated as of that time or that may result in the future:

	For the Six Months Ended September 30,	For the Six Months Ended September 30,
	2025	2024
Unaudited pro forma revenue	$124,335,636	$123,898,528
Unaudited pro forma net (loss) income	$(5,842,485)	$242,185
Cash consideration		$25,716,146

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the Acquisition Date, which represents the net purchase price allocation at the date of the acquisition of Ban Leong:

Fair value as of Acquisition Date
Total consideration	$25,716,146
Non-controlling interest	27,070,012
Less: net assets of 2Game:
Cash	11,311,600
Accounts receivable, net	15,642,759
Inventories, net	25,145,895
Other receivable and other current assets, net	1,125,378
Investment in convertible notes	2,597,253
Prepayments	426,720
Property and equipment, net	487,217
Operating leases right-of-use assets	2,253,549
Intangible assets	5,039,150
Deferred tax assets	27,431
Total assets	64,056,952

Bank Loans, current	(442,852)
Accounts payable	(11,691,291)
Operating lease liabilities	(2,281,716)
Other payables and accrued liabilities	(4,742,439)
Contract liabilities	(520,926)
Deferred tax liabilities	(907,047)
Tax payables	(504,360)
Total liabilities	(21,090,631)
Total net assets of Ban Leong	42,966,321
Goodwill	$9,819,837

The purchase price was allocated to the identifiable intangible assets acquired and liabilities assumed based on their acquisition date estimated fair values. The identifiable intangible assets principally included customer relationships, with estimated useful lives of 10 years based on the expected future economic benefit of the assets and are being amortized over the estimated useful life in proportion to the economic benefits consumed using the straight-line method.

The Company, with the assistance of a third-party appraiser, assessed the fair value of the 100% equity interest, identifiable intangible assets acquired, and noncontrolling interest in Ban Leong through using income approach based on the following factors: (a) assumptions on the market and the asset that are considered to be fair and reasonable; (b) financial performance that shows a consistent trend of the operation; (c) consideration and analysis on the micro and macro economy affecting the subject asset; (d) analysis on tactical planning, management standard and synergy of the subject assets; (e) analytical review of the subject asset; and (f) assessment of the leverage and liquidity of the subject asset. The significant assumption being used by the Company includes financial forecast, discount rate and attribution rate.

Since Ban Leong was a publicly listed company on the Singapore Exchange on the Acquisition Date, the fair value of the noncontrolling interest was determined based on the observable offer price per share under the voluntary cash offer, which represents a quoted price in an orderly transaction. As the fair value measurement is based on observable market inputs, it is classified as a Level 1 fair value measurement under ASC 820.

The fair value of client relationships was estimated using a multi-period excess earnings method. To calculate fair value, the Company estimated the attribution rate and used cash flows discounted at a rate considered appropriate given the inherent risks associated with each client grouping.

The goodwill is not deductible for income tax purposes and is related primarily to the expected synergies from combining the operations into the Company’s business operation in console game.